LMI AEROSPACE, INC.

                               SECOND AMENDMENT TO
                           RESTRICTED STOCK AGREEMENT


         THIS AMENDMENT is made as of the 26th day of March, 1999, between LMI AEROSPACE, INC., a Missouri corporation (the "Corporation"), and LAWRENCE J. LEGRAND ("LeGrand").

                                    RECITALS

         A. The Corporation awarded LeGrand 10,000 shares of common stock ($0.02 par value) of the Corporation as an inducement to become employed as an officer of the Corporation and to work for the success of the Corporation and its subsidiaries.

         B. All of the common stock awarded to LeGrand was subject to restrictions and substantial risks of forfeiture under a Restricted Stock Agreement dated as of April 27, 1998, as amended (the "Restricted Stock Agreement").

         The parties  hereby amend the  Restricted  Stock  Agreement by deleting
Section 4 thereof in its entirety.

         The parties hereto have executed this Amendment as of the date first above written.

                                            LMI AEROSPACE, INC.


                                            By:   /s/ Ronald S. Saks
                                                --------------------------------
                                                 (Authorized Officer)

                                              /s/ Lawrence J. LeGrand
                                            ------------------------------------
                                                 Lawrence J. LeGrand